EXHIBIT 23(a)

Consent of Independent Auditors

The Board of Directors

Electronic Data Systems Corporation:

We consent to the use of our report incorporated herein by reference from the EDS Annual Report on Form 10-K for the year ended December 31, 2001.

/s/ KPMG LLP

Dallas, Texas

November 15, 2002